Exhibit 99.1

Payoneer Announces Third Quarter 2022 Financial Results

Q3 2022 Revenue Growth of 30% and Raises Full Year 2022 Revenue and Adjusted EBITDA Guidance

NEW YORK – November 9, 2022 – Payoneer Global Inc. (“Payoneer”) (NASDAQ: PAYO), the commerce technology company powering payments and growth for the new global economy, today reported financial results for its third quarter ended September 30, 2022.

Third Quarter 2022 Financial Highlights

($ in mm)	3Q 2021		4Q 2021		1Q 2022		2Q 2022		3Q 2022		YoY Change
Revenue	$122.7		$139.2		$137.0		$148.2		$158.9		30%
Transaction costs as a % of revenue	20.1%		20.2%		18.7%		17.7%		17.6%		(250)	bps
Revenue less transaction costs	$98.0		$111.1		$111.4		$122.0		$130.9		34%
Net income (loss)	0.8		(18.9)		20.2		4.4		(26.5)		N.M.
Adjusted EBITDA	6.1		13.5		10.4		14.7		12.7		108%

Operational Metrics
Volume ($bn)	$13.6		$16.2		$14.6		$14.6		$15.1		11%
Revenue as a % of volume (“Take Rate”)	90	bps	86	bps	94	bps	101	bps	105	bps	15	bps

“Payoneer reported strong third quarter results, achieving 30% revenue growth year-over-year, highlighting the global breadth and diversity of our revenue drivers,” said Scott Galit, Co-Chief Executive Officer of Payoneer. “Our performance reflects solid customer acquisition, adoption of High Value Services including B2B AP/AR and Commercial Mastercard, as well as accelerating interest income revenue from customer funds on our platform.”

“Payoneer is powering the cross-border economy and capturing market share in high growth emerging markets. For example, we saw over 50% year-over-year revenue growth in the third quarter from customers in Latin America,” said John Caplan, Co-Chief Executive Officer of Payoneer. “Our opportunity is significant and emerging market SMBs are increasingly using our platform, even in times of macroeconomic and geopolitical uncertainty. We have an abundance of opportunity, a diversified business model, and talented people, and we are confident in our ability to execute going forward.”

Third Quarter 2022 Business Highlights

The Company had several achievements in the quarter, reinforcing its conviction for its long-term strategy and growth investments across its diversified business model.

•	39% year-over-year revenue growth in its portfolio of emerging markets, which includes Latin America, Southeast Asia, South Asia, Middle East, North Africa and more
•	B2B AP/AR volumes represented 12% of total volume in the third quarter, compared to 9% a year ago, and grew 39% year-over-year
•	Third quarter customer cohort 9% larger than the second quarter
•	Take rate of 105 basis points, up from 90 basis points a year ago
•	$5+ billion of customer funds as of September 30, 2022
•	Expanded executive leadership bench with the creation of a Chief Platform Officer role to lead technology, product, and High Value Service teams

Updated 2022 Guidance

“We are raising our guidance for 2022,” said Michael Levine, Chief Financial Officer. “We are delivering strong results despite higher inflation, slowing economic growth, and the war in Ukraine. Payoneer is trusted by customers, it’s geographically and vertically diversified, and it benefits from rising interest rates. Our outlook on our business in Ukraine also remains consistent at 75% of our original budget.”

“We remain committed to adjusted EBITDA profitability as we continue to invest in our go-to-market efforts, platform development, and efficiency of our operations. We plan to make approximately $16 million of non-compensation discretionary investments in the fourth quarter to accelerate market penetration, further strengthen our organization, and focus our growth strategy.”

“We plan to moderately expand adjusted EBITDA margins for 2023 while funding our growth initiatives with a portion of our interest income revenue. We will provide full year 2023 guidance when we release fourth quarter and full year 2022 results in February.”

Updated 2022 guidance is as follows:

Revenue	$605 million - $615 million
Transaction costs	~18.0% of revenue
Adjusted EBITDA (1)	$40 million to $43 million

(1)	Please refer to “Financial Information; Non-GAAP Financial Measures” below

Webcast

Payoneer will host a live webcast of its earnings on a conference call with the investment community beginning at 4:30 p.m. ET today, November 9, 2022. To access the webcast, go to the investor relations section of the Company’s website at https://investor.payoneer.com. A replay will be available on the investor relations website following the call.

About Payoneer

Payoneer (NASDAQ: PAYO) is the world’s go-to partner for digital commerce, everywhere. From borderless payments to boundless growth, Payoneer promises any business, in any market, the technology, connections and confidence to participate and flourish in the new global economy.

Since 2005, Payoneer has been imagining and engineering a truly global ecosystem so the entire world can realize its potential. Powering growth for customers ranging from aspiring entrepreneurs in emerging markets to the world’s leading digital brands like Airbnb, Amazon, Google, Upwork and Walmart, Payoneer offers a universe of opportunities, open to you.

Forward-Looking Statements

This press release includes, and oral statements made from time to time by representatives of Payoneer, may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Payoneer’s future financial or operating performance. For example, projections of future volume, revenue, transaction cost and adjusted EBITDA are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “plan,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Payoneer and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the outcome of any legal proceedings; (2) changes in applicable laws or regulations; (3) the possibility that Payoneer may be adversely affected by geopolitical and other economic, business and/or competitive factors; (4) Payoneer’s estimates of its financial performance; and (5) other risks and uncertainties set forth in Payoneer’s Annual Report on Form 10-K for the period ended December 31, 2021 and future reports that Payoneer may file with the SEC from time to time. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Payoneer does not undertake any duty to update these forward-looking statements.

Financial Information; Non-GAAP Financial Measures

Some of the financial information and data contained in this press release, such as adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Payoneer uses these non-GAAP measures to compare Payoneer’s performance to that of prior periods for budgeting and planning purposes. Payoneer believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Payoneer’s results of operations. Payoneer's method of determining these non-GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and Payoneer does not recommend the sole use of these non-GAAP measures to assess its financial performance. Payoneer management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Payoneer’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review Payoneer’s financial statements, which are included in Payoneer’s Annual Report on Form 10-K for the year ended December 31, 2021 and its subsequent Quarterly Reports on Form 10-Q, and not rely on any single financial measure to evaluate Payoneer’s business.

Non-GAAP measures include the following item:

Adjusted EBITDA: We provide adjusted EBITDA, a non-GAAP financial measure that represents our net income (loss) adjusted to exclude: M&A related income, stock-based compensation expenses, reorganization related expenses, share in losses (gain) of associated company, gain from change in fair value of warrants, other financial expense (income), net, taxes on income, and depreciation and amortization.

Other companies may calculate the above measure differently, and therefore Payoneer’s measures may not be directly comparable to similarly titled measures of other companies.

In addition, guidance for fiscal year, where adjusted, is provided on a non-GAAP basis, which Payoneer will continue to identify as it reports its future financial results. The Company cannot reconcile its expected adjusted EBITDA to expected net income under “2022 Guidance” without unreasonable effort because certain items that impact net income and other reconciling metrics are out of the Company's control and/or cannot be reasonably predicted at this time, which unavailable information could have a significant impact on the Company’s GAAP financial results.

In this earnings release, we reference volume, which is an operational metric. Volume refers to the total dollar value of transactions successfully completed or enabled by our platform, not including orchestration transactions. For a customer that both receives and later sends payments, we count the volume only once, with certain limited exceptions where both received and sent payment are counted.

Investor Contact:

Michelle Wang

investor@payoneer.com

Media Contact:

Irina Marciano

PR@payoneer.com

TABLE - 1

PAYONEER GLOBAL INC.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) (UNAUDITED)

(U.S. dollars in thousands, except share and per share data)

	Three months ended		Nine months ended
	September 30,		September 30,
	2022	2021	2022	2021
Revenues	$158,917	$122,651	$444,065	$334,184

Transaction costs ($384 and $942 interest expense and fees associated with related party transaction during the three and nine months ended September 30, 2022, respectively)	27,986	24,670	79,773	73,346
Other operating expenses	37,744	34,402	107,895	93,026
Research and development expenses	29,617	20,104	82,139	55,298
Sales and marketing expenses	41,081	29,589	112,370	80,430
General and administrative expenses	21,693	15,957	60,013	44,637
Depreciation and amortization	5,899	4,435	15,525	13,463
Total operating expenses	164,020	129,157	457,715	360,200

Operating loss	(5,103)	(6,506)	(13,650)	(26,016)

Financial income (expense):
Gain (loss) from change in fair value of Warrants	(15,095)	11,321	28,932	23,397
Other financial expense, net	(3,617)	(3,306)	(11,136)	(6,865)
Financial income (expense), net	(18,712)	8,015	17,796	16,532

Income (loss) before taxes on income and share of gain (loss) of associated company	(23,815)	1,509	4,146	(9,484)

Taxes on income	2,635	662	5,976	5,590

Share in gain (loss) of associated company	(2)	(10)	11	(11)

Net income (loss)	$(26,452)	$837	$(1,819)	$(15,085)

Per share data
Net income (loss) per share attributable to common stockholders — Basic earnings (loss) per share	$(0.08)	$—	$(0.01)	$(0.31)
— Diluted earnings (loss) per share	$(0.08)	$—	$(0.01)	$(0.31)

Weighted average common shares outstanding — Basic and diluted	349,740,787	339,715,405	345,359,986	156,915,380
Weighted average common shares outstanding — Diluted	349,740,787	374,395,385	345,359,986	156,915,380

Disaggregation of revenue

The following table presents revenue recognized from contracts with customers as well as revenue from other sources, consisting of interest income:

	Three months ended		Nine months ended
	September 30,		September 30,
	2022	2021	2022	2021
Revenue recognized at a point in time	$134,394	$112,431	$395,400	$312,199
Revenue recognized over time	9,477	9,580	29,267	20,171
Revenue from contracts with customers	143,871	122,011	424,667	332,370
Revenue from other sources	15,046	640	19,398	1,814
Total revenues	$158,917	$122,651	$444,065	$334,184

TABLE - 2

PAYONEER GLOBAL INC.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA (UNAUDITED)

(U.S. dollars in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021

	(in thousands)
Net income (loss)	$(26,452)	$837	$(1,819)	$(15,085)
Depreciation and amortization	5,899	4,435	15,525	13,463
Taxes on income	2,635	662	5,976	5,590
Other financial expense, net	3,617	3,306	11,136	6,865
EBITDA	(14,301)	9,240	30,818	10,833
Stock based compensation expenses(1)	13,525	8,590	38,323	23,557
Reorganization related expenses(2)	—	—	—	5,087
Share in loss (gain) of associated company	2	10	(11)	11
M&A related income(3)	(1,588)	(390)	(2,323)	(1,464)
Loss (gain) from change in fair value of Warrants(4)	15,095	(11,321)	(28,932)	(23,397)
Adjusted EBITDA	$12,733	$6,129	$37,875	$14,627

(1)	Represents non-cash charges associated with stock-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of our compensation strategy.
(2)	Represents the non-recurring reorganizational costs that were not recorded as a reduction of additional paid in capital. The amounts relate to legal and professional services associated with the Reorganization.
(3)	Represents non-recurring fair value adjustment of a liability related to our 2020 acquisition of optile.
(4)	Changes in the estimated fair value of the warrants are recognized as gain or loss on the statements of operations. The impact is removed from EBITDA as it represents market conditions that are not in control of the Company.

	Three months ended,
	Sept. 30, 2021	Dec. 31, 2021	Mar. 31, 2022	June 30, 2022	Sept. 30, 2022

	(in thousands)
Net income (loss)	$837	$(18,902)	$20,211	$4,422	$(26,452)
Depreciation & amortization	4,435	4,534	4,455	5,171	5,899
Taxes on income	662	3,121	1,967	1,374	2,635
Other financial expenses (income), net	3,306	(11)	2,695	4,824	3,617
EBITDA	9,240	(11,258)	29,328	15,791	(14,301)
Stock based compensation expenses(1)	8,590	13,455	12,908	11,890	13,525
Reorganization related expenses(2)	—	—	—	—	—
Share in losses (gain) of associated company	10	26	(20)	7	2
M&A related income(3)	(390)	(257)	(619)	(116)	(1,588)
Gain from change in fair value of Warrants(4)	(11,321)	11,573	(31,196)	(12,831)	15,095
Adjusted EBITDA	$6,129	$13,539	$10,401	$14,741	$12,733

(1)	Represents non-cash charges associated with stock-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of our compensation strategy.
(2)	Represents the non-recurring reorganizational costs that were not recorded as a reduction of additional paid in capital. The amounts relate to legal and professional services associated with the Reorganization.
(3)	Represents non-recurring fair value adjustment of a liability related to our 2020 acquisition of optile.
(4)	Changes in the estimated fair value of the warrants are recognized as gain or loss on the statements of operations. The impact is removed from EBITDA as it represents market conditions that are not in control of the Company.

TABLE - 3

PAYONEER GLOBAL INC.

EARNINGS (LOSS) PER SHARE (UNAUDITED)

(U.S. dollars in thousands, except share and per share data)

	Three Months Ended		Nine months ended
	September 30,		September 30,
	2022	2021	2022	2021
Numerator:
Net income (loss)	$(26,452)	$837	$(1,819)	$(15,085)
Less dividends and revaluation attributable to redeemable and redeemable convertible preferred stock	—	—	—	33,632
Net income (loss) attributable to common stockholders	$(26,452)	$837	$(1,819)	$(48,717)
Denominator:
Weighted average common shares outstanding —
Basic	349,740,787	339,715,405	345,359,986	156,915,380
Add:
Dilutive impact of options to purchase common stock	—	33,835,289	—	—
Dilutive impact of private warrants	—	844,691	—	—
Weighted average common shares – diluted	349,740,787	374,395,385	345,359,986	156,915,380
Net income (loss) per share attributable to common stockholders — Basic earnings (loss) per share	$(0.08)	$—	$(0.01)	$(0.31)
Diluted earnings (loss) per share	$(0.08)	$—	$(0.01)	$(0.31)

TABLE - 4

PAYONEER GLOBAL INC.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(U.S. dollars in thousands, except share and per share data)

	September 30,	December 31,
	2022	2021
Assets:
Current assets:
Cash and cash equivalents	$507,939	$465,926
Restricted cash	3,172	3,000
Customer funds	5,039,624	4,401,254
Accounts receivable, net	20,868	13,844
CA receivables, net	33,328	53,675
Other current assets	35,284	25,024
Total current assets	5,640,215	4,962,723
Non-current assets:
Property, equipment and software, net	13,551	12,140
Goodwill	18,239	21,127
Intangible assets, net	40,366	37,529
Restricted cash	4,413	5,113
Deferred taxes	4,080	4,900
Investment in associated company	6,237	7,013
Severance pay fund	1,219	1,723
Operating lease right of use assets	18,496	12,943
Other assets	12,655	13,541
Total assets	$5,759,471	$5,078,752
Liabilities and shareholders’ equity:
Current liabilities:
Trade payables	$26,742	$17,200
Outstanding operating balances	5,039,624	4,401,254
Other payables	86,988	79,374
Total current liabilities	5,153,354	4,497,828
Non-current liabilities:
Long-term debt from related party (refer to Notes 6 and 14 for further information)	15,747	13,665
Warrant liability	30,945	59,877
Other long-term liabilities	26,777	20,309
Total liabilities	5,226,823	4,591,679
Shareholders’ equity:
Preferred stock, $0.01 par value, 380,000,000 shares authorized; no shares were issued and outstanding at September 30, 2022 and December 31, 2021.	—	—
Common stock, $0.01 par value, 3,800,000,000 and 3,800,000,000 shares authorized; 350,193,687 and 340,384,157 shares issued and outstanding at September 30, 2022 and December 31, 2021, respectively.	3,502	3,404
Additional paid-in capital	629,787	575,470
Accumulated other comprehensive income (loss)	(2,263)	2,253
Accumulated deficit	(98,378)	(94,054)
Total shareholders’ equity	532,648	487,073
Total liabilities and shareholders’ equity	$5,759,471	$5,078,752

TABLE - 5

PAYONEER GLOBAL INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(U.S. dollars in thousands)

	Nine months ended
	September 30,
	2022	2021
Cash Flows from Operating Activities
Net loss	$(1,819)	$(15,085)
Adjustment to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	15,525	13,463
Deferred taxes	820	(175)
Stock-based compensation expenses	39,132	23,763
Share in loss (gain) of associated company	(11)	11
Gain from change in fair value of Warrants	(28,932)	(23,397)
Transaction costs allocated to Warrants	—	5,087
Foreign currency re-measurement loss	3,015	1,290
Changes in operating assets and liabilities:
Other current assets	(10,825)	(17,386)
Trade payables	8,753	106
Deferred revenue	(30)	524
Accounts receivables	(7,024)	5,247
CA extended to customers	(145,424)	(252,505)
CA collected from customers	163,266	271,302
Other payables	7,047	(3,542)
Other long-term liabilities	(7,250)	(4,354)
Operating lease right-of-use assets	7,862	7,006
Other assets	221	(567)
Net cash provided by operating activities	44,326	10,788

Cash Flows from Investing Activities
Purchase of property, equipment and software	(7,132)	(3,820)
Capitalization of internal use software	(10,209)	(9,670)
Severance pay fund (contributions) distributions, net	504	(445)
Customer funds in transit, net	2,895	9,396
Net cash used in investing activities	(13,942)	(4,539)

Cash Flows from Financing Activities
Exercise of options	15,283	17,670
Outstanding operating balances, net	638,370	360,212
Redemption of redeemable preferred stock	—	(39,804)
Proceeds from Reverse Recapitalization, net	—	108,643
Proceeds from PIPE financing, net	—	280,185
Proceeds from related party facility, net	2,082	—
Repayment of long-term debt	—	(40,025)
Net cash provided by financing activities	655,735	686,881

Effect of exchange rate changes on cash and cash equivalents	(3,369)	(1,350)

Net change in cash, cash equivalents, restricted cash and customer funds	682,750	691,780
Cash, cash equivalents, restricted cash and customer funds at beginning of the period	4,838,433	3,413,289
Cash, cash equivalents, restricted cash and customer funds at end of the period	$5,521,183	$4,105,069